UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 05, 2023

Atara Biotherapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36548	46-0920988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2380 Conejo Spectrum Street Suite 200
Thousand Oaks, California		91320
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 623-4211

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 8, 2023, the Company announced certain financial results for the first quarter ended March 31, 2023. A copy of the Company’s press release, titled “Atara Biotherapeutics Announces First Quarter 2023 Financial Results and Operational Progress” is furnished as Exhibit 99.1 hereto.

The information set forth in this Item 2.02 and in the press release included as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 8, 2023, Atara Biotherapeutics, Inc., a Delaware corporation (the “Company”), announced that (i) Jakob Dupont, M.D., the Company’s Executive Vice President, Global Head of Research and Development, on May 5, 2023, notified the Company of his intention to resign from the Company effective as of May 12, 2023, and (ii) Charlene Banard, the Company’s Executive Vice President, Chief Technical Officer, will depart the Company effective as of June 9, 2023.

Pursuant to the terms of the Executive Employment Agreement dated as of March 25, 2022 between Ms. Banard and the Company, upon her departure from the Company, Ms. Banard will be entitled to receive severance benefits of 12 months of base salary continuation and, subject to her timely election of coverage, payment by the Company of up to 12 months of continued health care benefits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 8, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATARA BIOTHERAPEUTICS, INC.

Date:	May 8, 2023	By:	/s/ Eric Hyllengren
Eric Hyllengren Chief Financial Officer (Duly Authorized Officer and Principle Financial and Accounting Officer)